Exhibit 99.2

4th Quarter 2009 Supplemental Financial Information

Marshall & Ilsley Corporation

(NYSE:  MI

The following  unaudited financial information  has been provided for the benefit of showing M&I's current  versus historical results.

Beginning with the second quarter 2009, the Corporation modified its definition of nonperformingassets to exclude renegotiated loans and loans past due 90 days or more because these loans were performing in accordance with their current terms.  Prior periods presented have been adjusted for this reclassification.

In accordance with the Consolidation Topic of the FASB Accounting Standards Codification, noncontrolling interests in consolidated subsidiaries, formerly known as minority interests, were reclassified from other liabilities and are now reported as a component of equity in the consolidated balance sheet information presented.  All prior periods presented have been adjusted for this reclassification. For all periods presented, the unaudited consolidated income statement information is presented net of  the net income or loss attributable to the noncontrolling interests and therefore, only represents the net income or loss attributable to M&I.

On November 1, 2007, the separation of Metavante Technologies, Inc. ("Metavante") from M&I was completed.  For periods affected, the financial condition and results of operations of Metavante have been de-consolidated from M&I's historical consolidated financial condition and results of operations and are reported as discontinued operations in the accompanying unaudited  financial  information.

For additional inquiries or

questions, please contact:

M&I Investor Relations

(414) 765-7801

e-mail:  micorp@micorp.com

Gregory A. Smith

Chief Financial Officer

(414) 765-7727

David L. Urban

Director of Investor Relations

(414) 765-7853

James E. Sandy

VP/External Financial Reporting

(414) 765-8314

Marshall & Ilsley Corporation

Quarterly Financial Information

	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.
	2009	2009	2009	2009	2008	2008	2008	2008	2007
PER COMMON SHARE DATA
Diluted:
Income (Loss) from Continuing Operations	($0.54)	($0.68)	($0.83)	($0.44)	($7.25)	$0.32	($1.52)	$0.56	($0.09)
Net Income (Loss)	(0.54)	(0.68)	(0.83)	(0.44)	(7.25)	0.32	(1.52)	0.56	1.83

Basic:
Income (Loss) from Continuing Operations	(0.54)	(0.68)	(0.83)	(0.44)	(7.25)	0.32	(1.52)	0.56	(0.09)
Net Income (Loss)	(0.54)	(0.68)	(0.83)	(0.44)	(7.25)	0.32	(1.52)	0.56	1.86

Dividend Declared per Common Share	0.01	0.01	0.01	0.01	0.32	0.32	0.32	0.31	0.31
Book Value per Common Share	10.21	12.98	13.52	17.45	17.58	25.12	25.26	27.09	26.86
Common Shares Outstanding (millions):
Average - Diluted	479.3	366.8	280.8	264.5	261.0	259.2	258.6	262.3	269.4
End of Period	525.4	368.3	368.1	265.7	265.3	260.0	259.4	259.1	263.5

INCOME STATEMENT ($millions)

Net Interest Income (FTE)	406.1	$394.5	$398.5	$408.8	$469.0	$447.5	$454.6	$437.5	$425.9
Provision for Loan and Lease Losses	639.0	578.7	619.0	477.9	850.4	155.0	886.0	146.3	235.1

Non-Interest Revenues:
Wealth Management	69.9	66.7	65.8	62.7	64.2	71.3	74.8	71.9	70.1
Service Charge on Deposits	33.6	33.6	34.1	35.3	35.9	36.7	37.9	35.7	32.0
Mortgage Banking	6.7	12.7	18.0	10.8	4.5	5.5	6.6	9.4	5.4
Net Investment Securities Gains (Losses)	40.6	(1.5)	82.7	0.1	(9.9)	1.0	0.5	25.7	4.9
Bank-Owned Life Insurance Revenue	11.4	10.3	8.0	9.3	(1.2)	12.8	12.0	12.4	11.8
Other	81.6	106.1	58.6	58.5	72.6	56.5	55.2	56.1	79.5
Total Non-Interest Revenues	243.8	227.9	267.2	176.7	166.1	183.8	187.0	211.2	203.7

Non-Interest Expenses:
Salaries and Employee Benefits	169.2	179.2	187.2	155.2	178.0	184.0	186.6	174.7	174.0
Net Occupancy and Equipment	36.2	33.3	32.4	33.8	32.8	31.7	31.2	31.2	28.8
Software Expenses	6.7	7.7	7.0	6.6	5.6	6.5	6.3	6.2	6.5
Processing Charges	31.8	33.6	33.8	33.7	33.0	33.2	33.7	32.1	36.2
Supplies, Printing, Postage and Delivery	8.8	8.4	8.9	9.1	9.5	9.3	11.6	11.8	10.6
FDIC Insurance	25.8	17.8	49.2	15.1	7.2	6.0	2.2	1.9	1.1
Professional Services	26.6	23.5	22.0	19.2	23.9	16.5	18.2	13.5	15.9
Intangible Amortization	5.9	5.9	5.8	5.8	6.4	6.0	6.0	5.9	5.4
Goodwill Impairment	-	-	-	-	1,535.1	-	-	-	-
Other	98.4	100.0	68.8	67.0	106.4	66.8	84.6	38.5	167.6
Total Non-Interest Expenses	409.4	409.4	415.1	345.5	1,937.9	360.0	380.4	315.8	446.1

Tax Equivalent Adjustment	5.8	5.8	6.7	7.1	7.0	6.8	7.0	7.1	7.1
Pre-Tax Income (Loss)	(404.3)	(371.5)	(375.1)	(245.0)	(2,160.2)	109.5	(631.8)	179.5	(58.7)
Provision (Benefit) for Income Taxes	(170.0)	(148.1)	(166.1)	(153.0)	(281.2)	26.4	(238.0)	33.3	(34.2)

Income (Loss) from Continuing Operations	(234.3)	(223.4)	(209.0)	(92.0)	(1,879.0)	83.1	(393.8)	146.2	(24.5)

Discontinued Operations, Net of Tax
Separation Transaction Costs	-	-	-	-	-	-	-	-	(18.6)
Gain on Sale of Metavante	-	-	-	-	-	-	-	-	525.6
Metavante Net Income	-	-	-	-	-	-	-	-	11.4
Income from Discontinued Operations, Net of Tax	-	-	-	-	-	-	-	-	518.4
Net Income (Loss) Attributable to M&I	($234.3)	($223.4)	($209.0)	($92.0)	($1,879.0)	$83.1	($393.8)	$146.2	$493.9
Preferred Dividends	(25.2)	(25.0)	(25.0)	(24.9)	(12.7)	-	-	-	-
Net Income (Loss) Attributable to M&I Common Shareholders	($259.5)	($248.4)	($234.0)	($116.9)	($1,891.7)	$83.1	($393.8)	$146.2	$493.9

Marshall & Ilsley Corporation

Quarterly Financial Information

	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2007
ASSETS - END OF PERIOD ($millions)

Cash and Due From Banks	$769	$675	$797	$745	$851	$982	$1,316	$1,360	$1,369
Trading Assets	256	270	261	687	518	163	133	195	125
Short - Term Investments	1,192	1,605	916	451	231	137	596	307	462
Investment Securities	7,177	6,430	6,125	7,728	7,668	7,383	7,695	7,853	7,818
Loans and Leases:
Commercial Loans and Leases:
Commercial Loans	12,476	13,041	14,282	14,576	14,880	15,185	15,328	14,901	13,794
Commercial Lease Financing	474	492	510	532	562	526	514	513	533
Total Commercial Loans and Leases	12,950	13,533	14,792	15,108	15,442	15,711	15,842	15,414	14,327

Commercial Real Estate	13,646	13,884	13,938	12,999	12,542	12,114	11,891	11,574	11,096
Residential Real Estate	4,969	5,135	5,465	5,711	5,734	5,674	5,632	5,358	4,592
Construction and Development:
Commercial	3,257	3,604	3,790	4,643	5,063	5,406	5,355	5,383	4,958
Residential	2,282	2,710	3,039	3,608	3,980	4,354	4,614	4,984	5,153
Total Construction and Development	5,539	6,314	6,829	8,251	9,043	9,760	9,969	10,367	10,111
Consumer Loans and Leases:
Home Equity Loans and Lines	4,715	4,813	4,912	5,025	5,082	5,053	4,992	4,722	4,413
Personal Loans	2,258	2,268	2,068	1,952	1,929	1,902	1,714	1,665	1,560
Personal Lease Financing	141	159	179	199	213	203	193	200	197
Total Consumer Loans and Leases	7,114	7,240	7,159	7,176	7,224	7,158	6,899	6,587	6,170
Total Loans and Leases	44,218	46,106	48,183	49,245	49,985	50,417	50,233	49,300	46,296
Reserve for Loan and Lease Losses	(1,481)	(1,414)	(1,368)	(1,352)	(1,202)	(1,031)	(1,029)	(544)	(496)
Premises and Equipment, net	566	570	573	570	565	542	524	514	470
Goodwill and Other Intangibles	744	752	757	758	763	2,237	2,242	2,246	1,808
Other Assets	3,769	3,551	3,450	2,958	2,957	2,671	2,550	2,167	1,997
Total Assets	$57,210	$58,545	$59,694	$61,790	$62,336	$63,501	$64,260	$63,398	$59,849

LIABILITIES - END OF PERIOD ($millions)

Deposits:
Noninterest Bearing	$7,833	$8,286	$7,848	$6,988	$6,880	$6,359	$6,390	$6,138	$6,174
Interest Bearing:
Savings and NOW	6,938	6,023	4,893	3,628	3,454	3,151	3,253	3,187	3,062
Money Market	11,315	10,403	9,979	10,614	10,753	10,640	10,774	11,673	10,841
Time	15,306	16,712	18,080	17,725	18,072	17,958	17,478	14,854	12,507
Foreign	246	296	392	609	1,864	1,932	3,278	2,875	2,607
Total Interest Bearing Deposits	33,805	33,434	33,344	32,576	34,143	33,681	34,783	32,589	29,017
Total Deposits	41,638	41,720	41,192	39,564	41,023	40,040	41,173	38,727	35,191
Short - Term Borrowings	1,120	1,541	1,475	5,336	4,058	6,267	6,036	7,045	6,811
Long - Term Borrowings	6,426	7,512	9,297	9,539	9,614	9,714	9,565	9,672	9,873
Other Liabilities	1,040	1,370	1,135	1,100	1,370	978	962	970	931
Total Liabilities	50,224	52,143	53,099	55,539	56,065	56,999	57,736	56,414	52,806

EQUITY - END OF PERIOD ($millions)

Preferred Equity	1,650	1,646	1,643	1,639	1,636	-	-	-	-
Common Equity	5,376	4,767	5,011	4,677	4,782	6,599	6,582	7,042	7,086
Accumulated Other Comprehensive Income:
Unrealized Gains (Losses) on Securities	(13)	41	4	15	(57)	(68)	(31)	9	(10)
Unrealized Gains (Losses) on Derivatives	(44)	(64)	(75)	(93)	(103)	(42)	(40)	(80)	(47)
Postretirement Benefits - Funded Status	6	1	1	2	2	3	3	3	4
Total Accumulated Other Comprehensive Income	(51)	(22)	(70)	(76)	(158)	(107)	(68)	(68)	(53)
Total Common Equity	5,325	4,745	4,941	4,601	4,624	6,492	6,514	6,974	7,033
Marshall & Ilsley Corporation Shareholders' Equity	6,975	6,391	6,584	6,240	6,260	6,492	6,514	6,974	7,033
Noncontrolling Interest in Subsidiaries	11	11	11	11	11	10	10	10	10
Total Equity	6,986	6,402	6,595	6,251	6,271	6,502	6,524	6,984	7,043
Total Liabilities and Equity	$57,210	$58,545	$59,694	$61,790	$62,336	$63,501	$64,260	$63,398	$59,849

Marshall & Ilsley Corporation

Quarterly Financial Information

	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.
	2009	2009	2009	2009	2008	2008	2008	2008	2007
AVERAGE ASSETS ($millions)

Cash and Due from Banks	$756	$739	$748	$803	$867	$892	$879	$953	$1,000
Trading Assets	261	251	581	585	304	144	162	179	78
Short - Term Investments	2,475	1,791	459	570	617	387	371	332	468
Investment Securities	6,519	6,255	7,314	7,689	7,298	7,509	7,735	7,911	7,672
Loan to Metavante	-	-	-	-	-	-	-	-	331
Loans and Leases:
Commercial Loans and Leases:
Commercial Loans	12,721	13,667	14,404	14,745	14,888	15,002	15,086	14,389	13,264
Commercial Lease Financing	481	497	522	547	534	511	517	522	528
Total Commercial Loans and Leases	13,202	14,164	14,926	15,292	15,422	15,513	15,603	14,911	13,792

Commercial Real Estate	13,813	13,844	13,549	12,872	12,203	11,942	11,703	11,507	10,920

Residential Real Estate	5,085	5,263	5,695	5,768	5,675	5,631	5,525	5,182	4,445

Construction and Development:
Commercial	3,527	3,782	4,188	4,820	5,490	5,419	5,423	5,436	4,941
Residential	2,537	2,871	3,399	3,851	4,296	4,538	4,950	5,116	5,285
Total Construction and Development	6,064	6,653	7,587	8,671	9,786	9,957	10,373	10,552	10,226

Consumer Loans and Leases:
Home Equity Loans and Lines	4,762	4,844	4,969	5,064	5,071	5,027	4,835	4,670	4,344
Personal Loans	2,255	2,200	1,959	1,942	1,878	1,766	1,693	1,590	1,520
Personal Lease Financing	150	169	190	207	211	196	199	198	195
Total Consumer Loans and Leases	7,167	7,213	7,118	7,213	7,160	6,989	6,727	6,458	6,059
Total Loans and Leases	45,331	47,137	48,875	49,816	50,246	50,032	49,931	48,610	45,442
Reserve for Loan and Lease Losses	(1,459)	(1,359)	(1,361)	(1,245)	(1,183)	(1,083)	(682)	(557)	(492)
Premises and Equipment, net	570	574	572	569	552	533	521	509	471
Goodwill and Other Intangibles	749	755	757	761	2,237	2,239	2,244	2,242	1,819
Other Assets	3,277	3,102	2,999	2,889	2,671	2,411	2,329	2,174	2,048
Total Assets of Continuing Operations	58,479	59,245	60,944	62,437	63,609	63,064	63,490	62,353	58,837
Assets of Discontinued Operations	-	-	-	-	-	-	-	-	520
Total Assets	$58,479	$59,245	$60,944	$62,437	$63,609	$63,064	$63,490	$62,353	$59,357

Memo:
Average Earning Assets	$54,586	$55,434	$57,229	$58,660	$58,465	$58,072	$58,199	$57,032	$53,991
Average Earning Assets Excluding Investment Securities
Unrealized Gains / (Losses)	$54,548	$55,426	$57,190	$58,719	$58,600	$58,137	$58,198	$56,998	$54,009

AVERAGE LIABILITIES ($millions)

Deposits:
Noninterest Bearing	$7,998	$7,862	$7,355	$6,482	$6,063	$5,909	$5,828	$5,629	$5,563
Interest Bearing:
Savings and NOW	6,468	5,575	4,175	3,530	3,228	3,293	3,273	3,202	2,842
Money Market	10,721	10,293	10,207	10,631	10,641	10,545	11,199	11,687	10,810
Time	16,082	17,234	17,652	17,901	18,272	17,328	15,977	13,960	12,080
Foreign	302	372	469	1,123	2,406	2,613	2,776	3,250	3,347
Total Interest Bearing	33,573	33,474	32,503	33,185	34,547	33,779	33,225	32,099	29,079
Total Deposits	41,571	41,336	39,858	39,667	40,610	39,688	39,053	37,728	34,642
Short - Term Borrowings	1,524	1,875	4,206	5,724	5,035	6,415	6,799	6,416	5,725
Long - Term Borrowings	7,335	8,387	9,440	9,571	9,686	9,653	9,639	10,020	10,674
Other Liabilities	1,031	994	1,041	1,122	978	774	1,023	1,152	1,094
Liabilities of Discontinued Operations	-	-	-	-	-	-	-	-	39
Total Liabilities	51,461	52,952	54,545	56,084	56,309	56,530	56,514	55,316	52,174

AVERAGE EQUITY ($millions)

Marshall & Ilsley Corporation Shareholders' Equity	7,007	6,642	6,388	6,343	7,290	6,524	6,966	7,027	7,168
Noncontrolling Interest in Subsidiaries	11	11	11	10	10	10	10	10	15
Total Equity	7,018	6,653	6,399	6,353	7,300	6,534	6,976	7,037	7,183

Total Liabilities and Equity	$58,479	$59,245	$60,944	$62,437	$63,609	$63,064	$63,490	$62,353	$59,357

Memo:
Average Interest Bearing Liabilities	$42,432	$43,736	$46,149	$48,480	$49,268	$49,847	$49,663	$48,535	$45,478

Marshall & Ilsley Corporation

Quarterly Financial Information

	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2007
Construction and Development Loans - End of Period ($millions)
Construction and Development:
Commercial
Construction	$2,414	$2,737	$2,885	$3,791	$4,233	$4,448	$4,363	$4,411	$4,052
Land	843	867	905	852	830	958	992	972	906
Total Commercial	3,257	3,604	3,790	4,643	5,063	5,406	5,355	5,383	4,958

Residential
Construction by Individuals	300	418	599	752	881	963	1,013	995	1,041
Land	1,574	1,767	1,897	2,044	2,122	2,189	2,304	2,454	2,513
Construction by Developers	408	525	543	812	977	1,202	1,297	1,535	1,599
Total Residential	2,282	2,710	3,039	3,608	3,980	4,354	4,614	4,984	5,153

Total Construction and Land Development	$5,539	$6,314	$6,829	$8,251	$9,043	$9,760	$9,969	$10,367	$10,111

	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.
	2009	2009	2009	2009	2008	2008	2008	2008	2007
Construction and Development Loans - Average ($millions)
Construction and Development:
Commercial
Construction	$2,649	$2,860	$3,290	$3,966	$4,577	$4,433	$4,431	$4,463	$4,044
Land	878	922	898	854	913	986	992	973	897
Total Commercial	3,527	3,782	4,188	4,820	5,490	5,419	5,423	5,436	4,941

Residential
Construction by Individuals	358	500	690	834	938	1,009	1,013	1,010	1,055
Land	1,705	1,851	2,016	2,094	2,200	2,254	2,419	2,511	2,521
Construction by Developers	474	520	693	923	1,158	1,275	1,518	1,595	1,709
Total Residential	2,537	2,871	3,399	3,851	4,296	4,538	4,950	5,116	5,285

Total Construction and Land Development	$6,064	$6,653	$7,587	$8,671	$9,786	$9,957	$10,373	$10,552	$10,226

Definitions

Commercial Construction - Loans primarily to mid-sized local and regional companies to construct a variety of commercial projects.

Commercial Land - Loans primarily to mid-sized local and regional companies to acquire and develop land for a variety of commercial projects.

Residential Construction by Individuals - Loans primarily to individuals to construct 1-4 family homes.

Residential Land - Loans primarily to individuals and mid-sized local and regional builders to acquire and develop land for 1-4 family homes.

Residential Construction by Developers - Loans primarily to mid-sized local and regional builders to construct 1-4 family homes in residential subdivisions.

Marshall & Ilsley Corporation

Quarterly Financial Information

	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.
	2009	2009	2009	2009	2008	2008	2008	2008	2007

KEY RATIOS

Net Interest Margin (FTE) / Avg. Earning Assets	2.95%	2.82%	2.79%	2.82%	3.18%	3.06%	3.14%	3.09%	3.13%
Interest Spread (FTE)	2.55	2.42	2.40	2.48	2.77	2.65	2.71	2.53	2.42

Efficiency Ratio	67.3	66.1	70.7	59.0	n.m.	57.0	59.3	50.6	71.2

Equity / Assets (End of Period) (a)	12.2	10.9	11.1	10.1	10.1	10.2	10.2	11.0	11.8
Tangible Common Equity / Tangible Assets (End of Period)	8.2	7.0	7.2	6.4	6.4	7.0	7.0	7.8	9.1
Tangible Total Equity / Tangible Assets (End of Period) (a)	11.1	9.9	10.0	9.1	9.0	7.0	7.0	7.8	9.1

MARGIN ANALYSIS (b)

Loans and Leases:
Commercial Loans and Leases	4.43%	4.19%	4.01%	3.90%	5.36%	5.29%	5.37%	6.25%	7.30%
Commercial Real Estate	5.07	5.02	5.11	5.26	6.07	6.16	6.40	6.75	7.22
Residential Real Estate	5.15	5.22	5.25	5.58	5.73	5.90	6.13	6.29	6.31
Construction and Development	3.62	3.62	3.63	3.72	4.90	5.28	5.54	6.37	7.39
Home Equity Loans and Lines	5.01	5.00	5.06	5.19	5.84	6.16	6.27	6.89	7.33
Personal Loans and Leases	5.41	5.44	5.64	5.54	6.08	6.16	6.38	6.98	7.54
Total Loans and Leases	4.71	4.61	4.58	4.62	5.56	5.68	5.86	6.49	7.22
Loan to Metavante	-	-	-	-	-	-	-	-	4.31
Investment Securities	3.57	3.77	4.11	4.26	4.63	4.62	4.77	5.03	5.13
Short-Term Investments	0.26	0.27	1.13	0.89	1.37	1.99	1.96	2.82	4.46
Interest Income (FTE) / Avg. Interest Earning Assets	4.35%	4.36%	4.46%	4.50%	5.38%	5.51%	5.68%	6.25%	6.87%
Interest Bearing Deposits:
Savings and NOW	0.49%	0.53%	0.29%	0.13%	0.32%	0.47%	0.52%	0.97%	1.19%
Money Market	0.84	0.81	0.72	0.62	1.16	1.70	1.80	2.96	3.98
Time	2.33	2.41	2.64	2.71	3.48	3.55	3.84	4.47	4.91
Foreign	0.38	0.40	0.36	0.33	0.59	1.59	1.76	2.96	4.47
Total Interest Bearing Deposits	1.48	1.58	1.71	1.69	2.27	2.52	2.65	3.42	4.15
Short-Term Borrowings	0.29	0.33	0.27	0.28	1.06	2.15	2.25	3.36	4.66
Long-Term Borrowings	3.55	3.75	4.06	4.24	4.64	4.51	4.58	4.91	5.14
Interest Expense / Avg. Interest Bearing Liabilities	1.80%	1.94%	2.06%	2.02%	2.61%	2.86%	2.97%	3.72%	4.45%
Net Interest Margin (FTE) / Avg. Earning Assets	2.95%	2.82%	2.79%	2.82%	3.18%	3.06%	3.14%	3.09%	3.13%
Interest Spread (FTE)	2.55%	2.42%	2.40%	2.48%	2.77%	2.65%	2.71%	2.53%	2.42%

Notes:	(a)	Includes preferred equity and noncontrolling interest in subsidiaries.
	(b)	Based on average balances excluding fair value adjustments for available for sale securities.

Marshall & Ilsley Corporation

Quarterly Financial Information

	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2007

CREDIT QUALITY ($ millions)
Nonperforming Assets:
Nonaccrual Loans and Leases	$1,987.1	$2,122.0	$2,221.6	$1,960.8	$1,457.8	$1,226.4	$984.3	$772.8	$686.9
Nonaccrual Loans Held for Sale	57.7	128.1	194.5	113.8	69.2	34.2	22.5	1.3	--
Total Nonperforming Loans and Leases	$2,044.8	$2,250.1	$2,416.1	$2,074.6	$1,527.0	$1,260.6	$1,006.8	$774.1	$686.9
Other Real Estate Owned (OREO)	430.8	351.2	356.8	344.3	320.9	267.2	207.1	177.8	115.1
Total Nonperforming Assets (a)	$2,475.6	$2,601.3	$2,772.9	$2,418.9	$1,847.9	$1,527.8	$1,213.9	$951.9	$802.0

Renegotiated Loans	$793.5	$935.3	$818.5	$446.0	$270.3	$89.5	$16.5	$0.1	$224.4

Loans Past Due 90 Days or More	$8.8	$13.1	$15.1	$16.1	$14.5	$12.1	$17.7	$12.8	$13.9

	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.
	2009	2009	2009	2009	2008	2008	2008	2008	2007
CREDIT QUALITY RATIOS

Net Charge-Offs / Average Loans and Leases	5.01%	4.48%	4.95%	2.67%	5.38%	1.21%	3.23%	1.08%	1.67%
Loan and Lease Loss Reserve / Period-End Loans and Leases	3.35	3.07	2.84	2.75	2.41	2.05	2.05	1.10	1.07
Nonperforming Assets / Period-End Loans and Leases and OREO	5.54	5.60	5.71	4.88	3.67	3.01	2.41	1.92	1.73
Nonperforming Loans and Leases / Period-End Loans and Leases	4.62	4.88	5.01	4.21	3.05	2.50	2.00	1.57	1.48
Loan and Lease Loss Reserve / Nonperforming Loans and Leases (b)	75	67	62	69	82	84	105	70	72

RECONCILIATION OF RESERVE FOR LOAN AND LEASE LOSSES (c)
($ millions)

Beginning Balance	$1,413.7	$1,367.8	$1,352.1	$1,202.2	$1,031.5	$1,028.8	$543.5	$496.2	$452.7
Provision for Loan and Lease Losses	639.0	578.7	619.0	477.9	850.4	155.0	886.0	146.3	235.1
Allowance of Banks and Loans Acquired	-	-	-	-	-	-	-	32.1	-
Loans and Leases Charged Off:
Commercial	99.3	206.8	69.0	65.5	101.2	32.8	39.9	4.4	58.5
Real Estate	468.3	323.2	534.3	265.0	576.0	124.0	362.6	123.8	130.4
Personal	29.1	10.8	8.8	7.4	8.6	6.3	5.6	6.9	4.9
Leases	1.5	0.8	1.0	2.3	0.7	0.2	0.7	0.7	0.9
Total Charge-Offs	598.2	541.6	613.1	340.2	686.5	163.3	408.8	135.8	194.7
Recoveries on Loans and Leases:
Commercial	14.0	1.5	2.6	2.0	2.1	2.3	2.3	0.9	1.3
Real Estate	9.7	5.8	5.7	7.4	2.9	6.9	4.2	2.3	0.4
Personal	1.7	1.5	1.2	1.2	1.1	1.4	1.2	1.1	1.0
Leases	0.5	0.1	0.3	1.6	0.6	0.4	0.4	0.4	0.4
Total Recoveries	25.9	8.9	9.8	12.2	6.7	11.0	8.1	4.7	3.1
Net Loan and Lease Charge-offs	572.3	532.7	603.3	328.0	679.8	152.3	400.7	131.1	191.6
Ending Balance	1,480.5	$1,413.7	$1,367.8	$1,352.1	$1,202.2	$1,031.5	$1,028.8	$543.5	$496.2

Notes:
	(a)	Beginning with the second quarter 2009, the Corporation modified its definition of nonperforming loans and leases and nonperforming assets to exclude renegotiated loans and loans past due 90 days or more because these loans were performing in accordance with their current terms. Prior periods presented have been adjusted for this reclassification.
	(b)	Excludes nonaccrual loans held for sale.
	(c)	May not add due to rounding.

Marshall & Ilsley Corporation

Quarterly Financial Information

	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.
	2009	2009	2009	2009	2008	2008	2008	2008	2007
SELECTED SEGMENTS ($millions)

Commercial Banking
Net Interest Income	$238.5	$234.1	$214.6	$199.6	$201.9	$191.2	$194.6	$188.9	$176.4
Provision for Loan and Lease Losses	291.7	304.2	193.4	154.4	532.1	97.2	769.6	120.2	207.6
Net Interest Income / (Loss) after Provision for Loan and Lease Losses	(53.2)	(70.1)	21.2	45.2	(330.2)	94.0	(575.0)	68.7	(31.2)

Other Income	17.2	11.2	14.8	26.7	26.0	28.2	26.2	24.7	23.2
Goodwill Impairment	-	-	-	-	925.6	-	-	-	-
All Other Expense	69.6	77.0	69.6	57.6	72.7	64.7	81.6	64.3	53.7
Income (Loss) Before Income Taxes	(105.6)	(135.9)	(33.6)	14.3	(1,302.5)	57.5	(630.4)	29.1	(61.7)
Income Tax Expense (Benefit)	(42.2)	(54.3)	(13.5)	5.7	(163.8)	23.0	(252.2)	11.6	(24.7)

Segment Income (Loss)	($63.4)	($81.6)	($20.1)	$8.6	($1,138.7)	$34.5	($378.2)	$17.5	($37.0)

Identifiable Assets	$22,855.8	$23,764.4	$24,944.8	$25,478.6	$25,771.3	$27,167.9	$27,537.6	$27,406.7	$25,403.7

Community Banking
Net Interest Income	$186.4	$181.4	$166.1	$173.4	$204.8	$194.2	$197.7	$196.1	$197.7
Provision for Loan and Lease Losses	200.2	158.7	316.9	133.5	120.9	62.3	107.1	26.7	27.2
Net Interest Income after Provision for Loan and Lease Losses	(13.8)	22.7	(150.8)	39.9	83.9	131.9	90.6	169.4	170.5

Other Income	47.8	49.4	55.8	47.8	44.1	47.4	48.0	43.8	40.1
Goodwill Impairment	-	-	-	-	609.5	-	-	-	-
All Other Expense	210.9	211.0	211.4	178.8	182.4	173.8	177.6	159.2	143.7
Income (Loss) Before Income Taxes	(176.9)	(138.9)	(306.4)	(91.1)	(663.9)	5.5	(39.0)	54.0	66.9
Income Tax Expense (Benefit)	(70.8)	(55.6)	(122.6)	(36.4)	(56.0)	2.2	(15.6)	21.6	26.8

Segment Income (Loss)	($106.1)	($83.3)	($183.8)	($54.7)	($607.9)	$3.3	($23.4)	$32.4	$40.1

Identifiable Assets	$16,244.5	$16,855.2	$17,799.8	$18,322.9	$18,805.6	$19,235.2	$19,373.0	$19,373.5	$18,476.0

Wealth Management
Net Interest Income	$18.4	$18.4	$14.8	$15.0	$17.5	$15.4	$14.6	$14.5	$14.0
Provision for Loan and Lease Losses	12.2	14.0	6.5	10.0	16.4	1.7	2.6	2.9	1.3
Net Interest Income after Provision for Loan and Lease Losses	6.2	4.4	8.3	5.0	1.1	13.7	12.0	11.6	12.7

Other Income	71.6	68.6	68.5	64.9	66.1	73.2	77.8	74.3	71.0
Other Expense	67.4	66.7	68.9	56.6	95.8	79.6	65.8	60.7	58.6
Income (Loss) Before Income Taxes	10.4	6.3	7.9	13.3	(28.6)	7.3	24.0	25.2	25.1
Income Tax Expense (Benefit)	4.0	2.4	3.1	5.7	(11.7)	2.9	9.7	10.2	10.1

Segment Income (Loss)	$6.4	$3.9	$4.8	$7.6	($16.9)	$4.4	$14.3	$15.0	$15.0

Identifiable Assets	$1,642.6	$1,704.9	$1,690.6	$1,676.2	$1,688.3	$1,600.3	$1,513.5	$1,484.3	$1,551.3

Treasury
Net Interest Income	($86.3)	($82.6)	($33.5)	($14.6)	$17.0	$21.6	$19.8	$1.5	$1.0
Provision for Loan and Lease Losses	-	-	-	-	-	-	-	-	-
Net Interest Income after Provision for Loan and Lease Losses	(86.3)	(82.6)	(33.5)	(14.6)	17.0	21.6	19.8	1.5	1.0

Other Income	83.2	69.6	59.4	11.9	14.7	12.0	11.2	11.0	10.8
Other Expense	13.6	10.5	18.2	10.9	7.7	5.0	4.4	3.8	77.5
Income (Loss) Before Income Taxes	(16.7)	(23.5)	7.7	(13.6)	24.0	28.6	26.6	8.7	(65.7)
Income Tax Expense (Benefit)	(6.7)	(9.4)	3.1	(5.4)	9.6	11.4	10.6	3.5	(26.3)

Segment Income (Loss)	($10.1)	($14.1)	$4.6	($8.2)	$14.4	$17.2	$16.0	$5.2	($39.4)

Identifiable Assets	$9,165.1	$8,804.6	$7,240.5	$8,866.8	$8,674.3	$8,476.2	$8,802.2	$8,951.8	$8,918.0

Marshall & Ilsley Corporation

Annual Financial Information

	YEARS ENDED DECEMBER 31,

	2009	2008	2007	2006	2005
PER COMMON SHARE DATA
Diluted:
Income (Loss) from Continuing Operations	($2.46)	($7.92)	$1.87	$2.54	$2.49
Net Income (Loss)	(2.46)	(7.92)	4.34	3.17	2.99
Basic:
Income (Loss) from Continuing Operations	(2.46)	(7.92)	1.91	2.60	2.54
Net Income (Loss)	(2.46)	(7.92)	4.42	3.24	3.06
Dividend Declared per Common Share	0.04	1.27	1.20	1.05	0.93
Book Value per Common Share	10.21	17.58	26.86	24.24	20.27

Common Shares Outstanding (millions):
Average - Diluted	348.5	259.6	265.5	254.6	236.0
End of Period	525.4	265.3	263.5	255.5	235.4

INCOME STATEMENT ($millions)

Net Interest Income (FTE)	$1,608.00	$1,808.6	$1,644.4	$1,537.6	$1,323.7
Provision for Loan and Lease Losses	2,314.6	2,037.7	319.8	50.6	44.8

Non-Interest Revenues:
Wealth Management	265.1	282.2	262.8	221.6	191.7
Service Charge on Deposits	136.6	146.2	120.6	106.7	101.9
Mortgage Banking	48.3	26.0	34.1	52.4	50.5
Net Investment Securities Gains	121.8	17.2	34.8	9.7	45.5
Derivative Loss - Discontinued Hedges	-	-	-	(18.4)	-
Bank-Owned Life Insurance Revenue	39.0	35.9	37.7	29.1	27.1
Other	304.8	240.6	239.1	180.6	156.9
Total Non-Interest Revenues	915.6	748.1	729.1	581.7	573.6

Non-Interest Expenses
Salaries and Employee Benefits	690.8	723.2	659.9	613.4	549.8
Net Occupancy and Equipment	135.7	126.9	112.0	104.0	85.3
Software Expenses	28.0	24.7	21.1	18.0	13.1
Processing Charges	133.0	132.0	135.1	124.2	101.3
Supplies,Printing, Postage and Delivery	35.2	42.1	42.5	41.4	38.0
FDIC Insurance	107.9	17.3	4.0	3.7	3.3
Professional Services	91.4	72.0	42.4	34.1	30.5
Intangible Amortization	23.4	24.3	20.6	18.6	13.1
Goodwill Impairment	--	1,535.1	-	-	-
Other	334.0	296.5	277.3	126.1	120.0
Total Non-Interest Expenses	1,579.4	2,994.1	1,314.9	1,083.5	954.4

Tax Equivalent Adjustment	25.4	27.9	28.2	30.1	33.3
Pre-Tax Income (Loss)	(1,395.8)	(2,503.0)	710.6	955.1	864.8
Provision (Benefit) for Income Taxes	(637.2)	(459.5)	213.7	307.4	278.1

Income (Loss) from Continuing Operations	758.6	(2,043.5)	496.9	647.7	586.7

Discontinued Operations, Net of Tax
Separation Transaction Costs	-	-	(25.3)	-	-
Gain on Sale of Metavante	-	-	525.6	-	-
Metavante Net Income	-	-	153.7	160.1	119.5
Income from Discontinued Operations, Net of Tax	-	-	654.0	160.1	119.5
Net Income (Loss) Attributable to M&I	($758.6)	($2,043.5)	$1,150.9	$807.8	$706.2
Preferred Dividends	(100.2)	(12.7)	-	-	-
Net Income (Loss) Attributable to Common Shareholders	($858.8)	($2,056.2)	$1,150.9	$807.8	$706.2

Marshall & Ilsley Corporation

Annual Financial Information

DECEMBER 31,

	2009	2008	2007	2006	2005
ASSETS - END OF PERIOD ($millions)
Cash and Due From Banks	$769	$851	$1,369	$1,202	$1,111
Trading Assets	256	518	125	36	30
Short - Term Investments	1,192	231	462	253	271
Investment Securities	7,177	7,668	7,818	7,405	6,319
Loan to Metavante	-	-	-	982	982
Loans and Leases:
Commercial Loans and Leases:
Commercial Loans	12,476	14,880	13,794	12,048	9,566
Commercial Lease Financing	474	562	533	539	500
Total Commercial Loans and Leases	12,950	15,442	14,327	12,587	10,066

Commercial Real Estate	13,646	12,542	11,096	10,236	8,406

Residential Real Estate	4,969	5,734	4,592	4,000	3,298

Construction and Development
Commercial	3,257	5,063	4,958	4,115	2,015
Residential	2,282	3,980	5,153	5,032	3,798
Total Construction and Development	5,539	9,043	10,111	9,147	5,813

Consumer Loans and Leases:
Home Equity Loans and Lines	4,715	5,082	4,413	4,342	4,834
Personal Loans	2,258	1,929	1,560	1,458	1,622
Personal Lease Financing	141	213	197	165	132
Total Consumer Loans and Leases	7,114	7,224	6,170	5,965	6,588
Total Loans and Leases	44,218	49,985	46,296	41,935	34,171

Reserve for Loan and Lease Losses	(1,481)	(1,202)	(496)	(421)	(364)
Premises and Equipment, net	566	565	470	436	353
Goodwill and Other Intangibles	744	763	1,808	1,573	897
Other Assets	3,769	2,957	1,997	1,511	1,289
Total Assets of Continuing Operations	57,210	62,336	59,849	54,912	45,059
Assets of Discontinued Operations	-	-	-	1,318	1,154
Total Assets	$57,210	$62,336	$59,849	$56,230	$46,213

LIABILITIES - END OF PERIOD ($millions)

Deposits:
Noninterest Bearing	$7,833	$6,880	$6,174	$6,144	$5,547
Interest Bearing:
Savings and NOW	6,938	3,454	3,062	3,024	2,958
Money Market	11,315	10,753	10,841	9,057	7,500
Time	15,306	18,072	12,507	12,822	9,383
Foreign	246	1,864	2,607	3,580	2,819
Total Interest Bearing Deposits	33,805	34,143	29,017	28,483	22,660
Total Deposits	41,638	41,023	35,191	34,627	28,207
Short - Term Borrowings	1,120	4,058	6,811	3,609	3,019
Long - Term Borrowings	6,426	9,614	9,873	10,842	9,273
Other Liabilities	1,040	1,370	931	889	812
Liabilities of Discontinued Operations	-	-	-	43	99
Total Liabilities	50,224	56,065	52,806	50,010	41,410

EQUITY - END OF PERIOD ($millions)

Preferred Equity	1,650	1,636	-	-	-
Common Equity	5,376	4,782	7,086	6,168	4,772
Accumulated Other Comprehensive Income:
Unrealized Gains (Losses) on Securities	(13)	(57)	(10)	(22)	(36)
Unrealized Gains (Losses) on Derivatives	(44)	(103)	(47)	-	(1)
Postretirement Benefits - Funded Status	6	2	4	5	-
Total Accumulated Other Comprehensive Income	(51)	(158)	(53)	(17)	(37)
Total Common Equity	5,325	4,624	7,033	6,151	4,735
Marshall & Ilsley Corporation Shareholders' Equity	6,975	6,260	7,033	6,151	4,735
Noncontrolling Interest in Subsidiaries	11	11	10	69	68
Total Equity	6,986	6,271	7,043	6,220	4,803

Total Liabilities and Equity	$57,210	$62,336	$59,849	$56,230	$46,213

Marshall & Ilsley Corporation

Annual Financial Information

YEARS ENDED DECEMBER 31,

	2009	2008	2007	2006	2005
AVERAGE ASSETS ($millions)

Cash and Due From Banks	761	$898	$1,005	$974	$923
Trading Assets	418	197	57	46	27
Short - Term Investments	1,330	427	352	297	229
Investment Securities	6,939	7,612	7,496	6,968	6,180
Loan to Metavante	-	-	818	982	994
Loans and Leases:
Commercial Loans and Leases:
Commercial Loans	13,878	14,841	12,672	11,175	8,955
Commercial Lease Financing	512	521	515	516	439
Total Commercial Loans and Leases	14,390	15,362	13,187	11,691	9,394
Commercial Real Estate	13,523	11,840	10,564	9,726	8,246
Residential Real Estate	5,450	5,504	4,214	3,676	3,209
Construction and Development
Commercial	4,075	5,442	4,558	3,413	1,743
Residential	3,160	4,723	5,252	4,454	2,543
Total Construction and Development	7,235	10,165	9,810	7,867	4,286

Consumer Loans and Leases:
Home Equity Loans and Lines	4,909	4,902	4,277	4,540	4,988
Personal Loans	2,090	1,732	1,417	1,479	1,522
Personal Lease Financing	179	202	181	145	128
Total Consumer Loans and Leases	7,178	6,836	5,875	6,164	6,638
Total Loans and Leases	47,776	49,707	43,650	39,124	31,773
Reserve for Loan and Lease Losses	(1,357)	(878)	(448)	(406)	(363)
Premises and Equipment, net	571	529	459	415	330
Goodwill and Intangibles	755	2,240	1,739	1,410	908
Other Assets	3,070	2,398	1,816	1,518	1,319
Total Assets of Continuing Operations	60,263	63,130	56,944	51,328	42,320
Assets of Discontinued Operations	-	-	1,266	1,323	964
Total Assets	$60,263	$63,130	$58,210	$52,651	$43,284

Memo:
Average Earning Assets	$56,463	$57,943	$52,373	$47,417	$39,203
Average Earning Assets Excluding Investment Securities
Unrealized Gains / (Losses)	$56,456	$57,985	$52,422	$47,503	$39,198

AVERAGE LIABILITIES ($millions)

Deposits:
Noninterest Bearing	$7,429	$5,858	$5,470	$5,361	$4,973
Interest Bearing:
Savings and NOW	4,947	3,249	2,905	3,031	3,096
Money Market	10,463	11,016	10,473	8,297	7,053
Time	17,212	16,392	12,293	12,603	9,239
Foreign	564	2,760	2,928	2,844	2,346
Total Interest Bearing Deposits	33,186	33,417	28,599	26,775	21,734
Total Deposits	40,615	39,275	34,069	32,136	26,707
Short - Term Borrowings	3,317	6,163	4,694	3,638	2,925
Long - Term Borrowings	8,676	9,749	11,534	10,071	8,190
Other Liabilities	1,047	981	1,042	976	824
Liabilities of Discontinued Operations	--	-	149	163	225
Total Liabilities	53,655	56,168	51,488	46,984	38,871

AVERAGE EQUITY ($millions)

Marshall & Ilsley Corporation Shareholders' Equity	6,597	6,952	6,680	5,601	4,357
Noncontrolling Interest in Subsidiaries	11	10	42	66	56
Total Equity	6,608	6,962	6,722	5,667	4,413

Total Liabilities and Equity	$60,263	$63,130	$58,210	$52,651	$43,284

Memo:
Average Interest Bearing Liabilities	$45,179	$49,329	$44,827	$40,484	$32,849

Marshall & Ilsley Corporation

Annual Financial Information

	2009	2008	2007	2006	2005

KEY RATIOS

Net Interest Margin (FTE) / Avg. Earning Assets	2.85%	3.12%	3.14%	3.24%	3.38%
Interest Spread (FTE)	2.46	2.67	2.47	2.60	2.88

Efficiency Ratio	65.8	n.m.	56.0	51.3	50.7

Equity / Assets (End of Period) (a)	12.2	10.1	11.8	11.0	10.4

MARGIN ANALYSIS (b)

Loans and Leases:
Commercial Loans and Leases	4.12%	5.56%	7.52%	7.38%	6.06%
Commercial Real Estate	5.11	6.34	7.31	7.15	6.17
Residential Real Estate	5.30	6.00	6.30	5.99	5.48
Construction and Development	3.65	5.54	7.87	8.02	6.86
Home Equity Loans and Lines	5.06	6.28	7.48	7.28	6.28
Personal Loans and Leases	5.50	6.38	7.72	7.24	6.06
Total Loans and Leases	4.63	5.89	7.43	7.30	6.17
Loan to Metavante	--	-	4.40	4.40	4.39
Investment Securities	3.95	4.77	5.27	5.21	5.01
Short-Term Investments	0.49	1.92	4.67	4.47	3.00
Interest Income (FTE) / Avg. Interest Earning Assets	4.42%	5.70%	7.05%	6.91%	5.92%
Interest Bearing Deposits:
Savings and NOW	0.40%	0.57%	1.28%	1.24%	0.79%
Money Market	0.75	1.92	4.23	4.04	2.48
Time	2.53	3.80	4.94	4.54	3.15
Foreign	0.36	1.81	4.92	4.88	3.09
Total Interest Bearing Deposits	1.61	2.70	4.31	4.05	2.59
Short - Term Borrowings	0.29	2.27	5.04	5.13	3.63
Long - Term Borrowings	3.92	4.66	5.07	4.73	4.03
Interest Expense / Avg. Interest Bearing Liabilities	1.96%	3.03%	4.58%	4.31%	3.04%
Net Interest Margin (FTE) / Avg. Earning Assets	2.85%	3.12%	3.14%	3.24%	3.38%
Interest Spread (FTE)	2.46%	2.67%	2.47%	2.60%	2.88%

Notes:
	(a)	Includes preferred equity and noncontrolling interest in subsidiaries.
	(b)	Based on average balances excluding fair value adjustments for available for sale securities.

Marshall & Ilsley Corporation

Annual Financial Information

	DECEMBER 31,
	2009	2008	2007	2006	2005
CREDIT QUALITY ($millions)
Nonperforming Assets:
Nonaccrual Loans and Leases	$1,987.1	$1,457.8	$686.9	$264.9	$134.7
Nonaccrual Loans Held for Sale	57.7	69.2	-	-	-
Total Nonperforming Loans and Leases	$2,044.8	$1,527.0	$686.9	$264.9	$134.7
Other Real Estate Owned (OREO)	430.8	320.9	115.1	25.5	8.9
Total Nonperforming Assets (a)	$2,475.6	$1,847.9	$802.0	$290.4	$143.6

Renegotiated Loans	$793.5	$270.3	$224.4	$0.1	$0.2

Loans Past Due 90 Days or More	$8.8	$14.5	$13.9	$3.0	$5.7

	2009	2008	2007	2006	2005
CREDIT QUALITY RATIOS

Net Charge-Offs / Average Loans and Leases	4.26%	2.74%	0.59%	0.10%	0.12%
Loan and Lease Loss Reserve / Period-End Loans and Leases	3.35	2.41	1.07	1.00	1.06
Nonperforming Assets / Period-End Loans and Leases and OREO	5.54	3.67	1.73	0.69	0.42
Nonperforming Loans and Leases / Period-End Loans and Leases	4.62	3.05	1.48	0.63	0.39
Loan and Lease Loss Reserve / Nonperforming Loans and Leases (b)	75	82	72	159	270

RECONCILIATION OF RESERVE FOR LOAN AND LEASE LOSSES (c)
($ millions)

Beginning Balance	$1,202.2	$496.2	$420.6	$363.8	$358.1
Provision for Loan and Lease Losses	2,314.6	2,037.7	319.8	50.6	44.8
Allowance of Banks and Loans Acquired	--	32.1	11.7	45.2	-
Loans and Leases Charged Off:
Commercial	440.5	178.4	85.8	16.3	21.5
Real Estate	1,590.8	1,186.4	163.9	22.7	21.2
Personal	56.1	27.4	19.7	14.5	15.6
Leases	5.7	2.2	1.9	1.9	1.2
Total Charge-Offs	2,093.1	1,394.4	271.3	55.4	59.5
Recoveries on Loans and Leases:
Commercial	20.1	7.5	6.7	6.9	11.8
Real Estate	28.6	16.4	2.9	2.7	2.7
Personal	5.6	4.9	3.9	4.2	3.1
Leases	2.5	1.8	1.9	2.6	2.8
Total Recoveries	56.8	30.6	15.4	16.4	20.4
Net Loan and Lease Charge-offs	2,036.3	1,363.8	255.9	39.0	39.1
Ending Balance	$1480.5	$1,202.2	$496.2	$420.6	$363.8

Notes:
	(a)	During 2009, the Corporation modified its definition of nonperforming loans and leases and nonperforming assets to exclude renegotiated loans and loans past due 90 days or more because these loans were performing in accordance with the current terms. Prior periods presented have been adjusted for this reclassification.
	(b)	Excludes nonaccrual loans held for sale.
	(c)	May not add due to rounding.